UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 13, 2017

Date of Report (Date of earliest event reported)

AUXILIO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27507	88-0350448
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27271 Las Ramblas, Suite 200

Mission Viejo, CA 92691

(Address of principal executive offices) (Zip Code)

(949) 614-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 17, 2017, Auxilio, Inc. (the “Company”) filed a Current Report on Form 8-K to report the Company’s acquisition of CynergisTek, Inc., following the execution by the Registrant on January 13, 2017, of a Stock Purchase Agreement by and among the Company, CynergisTek, Inc., a Texas corporation, and Dr. Michael G. Mathews and Michael H. McMillan. By agreement of the parties, the effective date of the Agreement was January 1, 2017. In that previously filed Current Report on Form 8-K, the Registrant indicated that it would file an amendment to the Form 8-K no later than 71 days after the date which the Current Report on Form 8-K was required to be filed, to provide financial information to the extent required by Item 9.01 of Form 8-K. This Amendment No. 1 to the Current Report on Form 8-K for Auxilio, Inc. is being filed to provide the financial statements and Pro Forma information required by Item 9.01.

Item 2.01. Acquisition or Disposition of Assets.

The information set forth in Item 2.01 of the Current Report on Form 8-K filed by the Registrant on January 17, 2017, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibit 99.2: Financial Statements of Business Acquired. CynergisTek, Inc.

(b)	Exhibit 99.3: Unaudited Pro Forma Financial Information. Auxilio, Inc. and CynergisTek, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements	1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016	2
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2016	3
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015	4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	5

(c)	Exhibit 99.4: Unaudited Financial Statements of Business Acquired. CynergisTek, Inc.

Balance Sheet as of September 30, 2016	3
Statements of Income for the three and nine months ended September 30, 2016 and 2015	4
Statements of Cash Flows for the nine months ended September 30, 2016 and 2015	5
Notes to Financial Statements	6

(d)	Exhibits

2.1**	Stock Purchase Agreement with, CynergisTek, Inc., a Texas corporation, and Dr. Michael G. Mathews and Michael H. McMillan, dated January 13, 2017

23.1*	Consent of Haskell & White LLP.

99.1**	Press Release of Auxilio, Inc. dated January 17, 2017.

99.2*	Financial Statements of Business Acquired, CynergisTek, Inc.

99.3*	Unaudited Pro Forma Financial Information.

99.4*	Unaudited Financial Statements of Business Acquired, CynergisTek, Inc.

*	Filed herewith.
**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2017	By:	/s/ Paul T. Anthony
Paul T. Anthony
Chief Financial Officer and Secretary

EXHIBIT INDEX

2.1**	Stock Purchase Agreement with CynergisTek, Inc., a Texas corporation, and Dr. Michael G. Mathews and Michael H. McMillan, dated January 13, 2017.

23.1*	Consent of Haskell & White LLP.

99.1**	Press Release of Auxilio, Inc. dated January 17, 2017.

99.2*	Financial Statements of Business Acquired, CynergisTek, Inc.

99.3*	Unaudited Pro Forma Financial Information.

99.4*	Unaudited Financial Statements of Business Acquired, CynergisTek, Inc.

*	Filed herewith.
**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2017.

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